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                                                                      EXHIBIT 15


                  AGREEMENT PURSUANT TO RULE 13d-1(k)(1)(iii)
                     CONCERNING JOINT SCHEDULE 13D FILING

     The undersigned each agree, in connection with the transfer, effective September 29, 1998, by First Source Financial, L.L.P. to F.S. Warrant, L.P.of 650,000 shares of Common Stock, with a par value of $0.01 per share, of Optek Technology, Inc., a Delaware corporation: (i) that an Amended Statement on
Schedule 13D (the "Amended Statement") shall be filed jointly by all of them pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), together with any amendments to the Amended Statement that from time to time may be required; and (ii) that the Amended Statement and any such amendments are filed on behalf of each of them. The undersigned acknowledge their respective responsibilities with respect to the Amended Statement and any such amendments as set forth in Rule 13d-1(k)(1)(iii) promulgated under the Exchange Act.

     This Agreement may be executed in counterparts.

Date: October 21, 1998                 F.S. Warrant, L.P.


                                       By: /s/ Hayden D. McMillian
                                           -----------------------------------
                                           Name: Hayden D. McMillian
                                           Title: Vice President


Date: October 21, 1998                 First Source Equity Holdings, Inc.


                                       By: /s/ Hayden D. McMillian
                                           -----------------------------------
                                               Name: Hayden D. McMillian
                                               Title: Vice President


Date: October 21, 1998                 Dominion Capital, Inc.


                                       By: /s/ Hayden D. McMillian
                                           -----------------------------------
                                               Name: Hayden D. McMillian
                                               Title: Senior Vice President


Date: October 21, 1998                 Dominion Resources, Inc.


                                       By: /s/ David L. Heavenridge
                                           -----------------------------------
                                               Name: David L. Heavenridge
                                               Title: Executive Vice President
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Date: October 21, 1998                 First Source Financial L.L.P.


                                       By: /s/ David P. Dekker
                                           -----------------------------------
                                               Name: David P. Dekker
                                               Title: Senior Vice President


Date: October 21, 1998                 Virginia Financial Ventures, Inc.


                                       By: /s/ Hayden D. McMillian
                                           -----------------------------------
                                               Name: Hayden D. McMillian
                                               Title: Vice President


Date: October 21, 1998                 N.H. Capital, Inc.


                                       By: /s/ Hayden D. McMillian
                                           -----------------------------------
                                               Name: Hayden D. McMillian
                                               Title: Vice President